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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 3, 1996


                   CS First Boston Mortgage Securities Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-16145          13-3320910
----------------------------     -------------    -------------------
(State or Other Jurisdiction      (Commission      (I.R.S. Employer
     of Incorporation)            File Number)     Identification No.)

  Park Avenue Plaza
 New York, New York                                        10055
----------------------                              -------------------
(Address of Principal                                   (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code (212) 909-7537
                                                          --------------
                                   No Change
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         (Former name or former address, if changed since last report)

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  Item 5.  Other Events
           ------------

       In connection with the offering of Preferred Mortgage Asset-Backed Certificates, Series 1996-2, to be described in a Prospectus Supplement a "Term Sheet" and certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Term Sheet" and the "Computational Materials", respectively).

     Item 7.   Financial Statements, Pro Forma Financial Information and
                                                         ---------------
               Exhibits.
               -------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1.  Term Sheet (as defined in Item 5 above).

     (d)  Exhibit 99.2.  Computational Materials (as defined in Item 5 above).
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                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


               CS FIRST BOSTON MORTGAGE SECURITIES CORP.
               -----------------------------------------
                                   Registrant



                     By: /s/ William Pitofsky
                        -----------------------------
                        Name:   William Pitofsky
                        Title:  Director



Dated:  December 6, 1996
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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Term Sheet (as defined
                     in Item 5 above).

99.2                 Computational Materials
                     (as defined in Item 5
                     above).